Global Energy Conference
November 30 - December 1, 2010
4th Annual
Exhibit 99.2

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Bakken producers   Abraxas operated wells

Bakken permits Abraxas non-operated wells
Bakken (AXAS)
= ~100 gross (1280 acre) units
Numerous opportunities
(operated and non-operated)
NO LEASE EXPIRATIONS -
acreage principally held by
production
1ST OP WELL: producing
2nd OP WELL: drilling
NON-OP: 11 WELLS
11 gross (0.4 net) wells
Montana   North Dakota
Nesson
2,600 net acres
Elm Coulee
440 net acres
Elkhorn Ranch
2,000 net acres
Harding
5,800 net acres
Carter
3,200 net acres
Sheridan
3,000 net acres
1
North Fork
3,200 net acres

300
250
200
150
100
50
0
AEZ
GEOI
BEXP
KOG
NOG
CLR
WLL
AXAS
NFX
SM
DNR
EOG
HES
MRO
XTO
MDU
STR
COP

Bakken - Net Acres per EV
Source: Pritchard Capital estimates
Net Bakken Acres per $1 Million of Enterprise Value

Blue Stone - $25 million cash
$50 million additional
commitment

Eagle Ford Shale
 Blue Eagle JV: August 18,
 2010
 AXAS - 8,333 net acres
 $25 million
 equity investment in JV
 43% oil window
 35% gas/condensate window
 22% gas window
 Acquire acreage
 Shoot 3-D seismic
 Drill ~10 wells
 Closing: AXAS 50%
 Fully funded: AXAS 25%
 1st well: T Bird 1H - drilling
 horizontal
 2nd well: Grass Farms 1H
South Texas

gas window
oil window
T-Bird 1H
DeWitt County
PXD /
Enduring
EOG
gas/condensate
window

~ 14,000 gross / net acres HBP

~3,800 gross (1,700 net) acres leased

******

11 producing wells / 1 SI

(7 horizontal / 5 vertical)

5 producing formations

(light gravity sweet crude)

AXAS 100% WI

******

Niobrara: 120' thick

Depth: 7,600 - 8,100'

23 sq. miles proprietary 3-D seismic data

Full-diameter core data

Niobrara Shale
 AXAS:
Converse / Niobrara
Counties, Wyoming
Sage Grouse 3H
Niobrara Producer
CUM Oil: 25 MBO
EUR: 50 MBO
HBP
Expires 2012+
EOG
CHK / EOG

Canada - Pekisko
 CANAXAS
 ******
 Alberta - Pekisko fairway
 ******
 Horizontal development of
 conventional vertical fields
 ******
 Drill 2 wells to earn
 6,400 gross / net acres
 CANAXAS 100% WI
 1st - producing
 2nd - producing
 ******
 Vertical depth: 5,400’
  Target lateral length:
 4,000’
  Medium gravity crude
Pekisko Fairway

Southern Alberta Basin - Bakken
 Toole & Glacier
 Counties, MT
 ****
 > 10,000 net
 acres leased
 Continue leasing:
 geologically
 specific areas

TEV / Proved Boe
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-

TEV / Boepd
$195,000
$175,000
$155,000
$135,000
$115,000
$95,000
$75,000
$55,000
$35,000
$15,000

[redacted]

[redacted]

[redacted]

[redacted]

Peer Group Analysis
Source: Company filings with the SEC and market capitalization on November 19, 2010

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, EPM, FXEN, GDP, GEOI, GMET, GMXR, GPOR, GPR,
 GST, GSX, KOG, MCF, MHR, NGAS, NOG, PETD, PHX, PINN, PQ, RAME, REXX, SGY, VQ, WRES)
Mean equates to an AXAS share price of:
$5.97
Mean equates to an AXAS share price of:
$6.88
25% undervalued compared to E&P in analysis
33% undervalued compared to E&P in analysis

ABRAXAS

G&A / Boe
$20.00
$15.00
$10.00
$5.00
$-

LOE / Boe
$20.00
$15.00
$10.00
$5.00
$-

LTD / Proved Boe
$20.00
$15.00
$10.00
$5.00
$-

Peer Group Analysis
Source: Company filings with the SEC

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, FXEN, GDP, GEOI, GMET, GMXR, GPOR,
 GPR, GST, GSX, KOG, MCF, MHR, NGAS, NOG, PETD, PHX, PINN, PQ, RAME, REXX, SGY, VQ, WRES)
67% under average of E&P in analysis
8% over average of E&P in analysis
In-line with average of E&P in analysis

Net Asset Value
Excludes identified and resource reserves in West Texas, Alberta Basin Bakken, Alberta, and South Texas (except Eagle Ford)
See details in Appendix
NAV / Share
Proved Reserves Only	$ 3.31
Proved PLUS Identified Reserves in Bakken, Eagle Ford, Niobrara	$ 13.51
Proved PLUS Identified PLUS Resource Reserves in Bakken, Eagle Ford, Niobrara	$ 31.35
Simplistic NAV Calculation:

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Fully diluted shares outstanding: ~76 million
 ▪ ~50% institutional
 ▪ ~10% insider
 ▪ Current average trading volume: ~515,000 shares per day
 ▪ Market capitalization: ~$300 million
 ▪ Total long-term debt: ~$135 million
 ▪ High quality assets
 ▪ Unparalleled upside opportunities
 ▪ Significant hedge position
 ▪ 2011 CapEx: $40 Million

AXAS Hedges
	2H 2010	2011	2012	2013	AVE. **
OIL - weighted average price	73.28	81.33	70.89	80.79	75.69
% OIL PDP *	79%	84%	84%	69%

GAS - weighted average price	5.73	6.52	6.77	6.84	6.69
% GAS PDP *	77%	82%	81%	66%
* As of December 31, 2009
** Volume Weighted Average of 2011 - 2013
 NYMEX-based fixed price swaps:

2011 Project List - ROR
Location - Target	WI %	Net D&C ($M)	Net EUR * (MBoe)	ROR %
West Texas - Shallow Howe (Yates)	100%	$ 0.4	30.3	>1000%
South Texas - Portilla (Frio - 7400/8100)	100%	$ 0.9	64.7	646%
South Texas - Portilla (Frio - 7400)	100%	$ 0.7	34.6	247%
West Texas - Spires Ranch (Strawn)	100%	$ 1.6	86.4	145%
Alberta, Canada - Twining (Pekisko)	100%	$ 3.0	124.8	64%
West Texas - Beulah Coleman (Multi)	100%	$ 2.1	112.5	37%
Williston Basin - Bakken/Three Forks	~50%	$ 3.8	175.0	31%
 CapEx: $40 Million
* Utilizing a 20:1 gas to oil ratio

ND
SD
MT
WY
CO
UT
TX
OK
LA
Proved Reserves (MMBoe): 24.9
 - Proved Developed: 56%
 - Gas/Oil %:   65/35%
 - Operated: 82%
Abraxas Petroleum Corporation
Net proved reserves as of December 31, 2009
Bakken / Three Forks
Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
High Quality Assets
Alberta

Coast
36%
Mountain
29%
Mid-
Continent
13%

Coast
27%
Mountain
28%
Mid-
Continent
13%
Permian

Reserve / Production Summary
Proved Reserves - 24.9 MMBoe
Production - 3,875 Boepd
Net proved reserves as of December 31, 2009
Daily net production for the quarter ended September 30, 2010
Rocky
Permian
Basin
22%
Gulf
Rocky
Basin
32%
Gulf

YE 2008 Proved Reserves: 25.1 MMBOE
Production*: -1.7 MMBOE
Discoveries: +3.7 MMBOE
Price Revisions: +2.0 MMBOE
Performance Revisions: +2.7 MMBOE
SEC Rule Revisions: -6.9 MMBOE
YE 2009 Proved Reserves: 24.9 MMBOE
F&D $14.43 / BOE
F&D $2.48 / BOE

AXAS Reserves
* Includes 0.05 MMBOE of divestitures

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Bakken/Three Forks, North Dakota
 • 2 horizontal oil wells
 • 1st well - producing
 • 2nd well - drilling lateral
 • AXAS ~60-70% WI
West Texas
 • 2 oil wells
 • 1st well (vertical) - w/o gas pipeline
 • 2nd well (horizontal) - drilling lateral
 • AXAS 100%
 • 4 well oil development program (horizontal)
 • 1H ’11: AXAS - 100%
Bakken/Three Forks, North Dakota • Continental operated • Drilling • ECO-Pad ™ • 4 wells (2-Bakken, 2-TF) • AXAS 4% WI • Continental operated • W/O Completion • 1 well (Bakken) • AXAS 1% WI
South Texas • Eagle Ford • 1st well (horizontal) - drilling lateral • Blue Eagle JV 100% (AXAS 50%) • Portilla • 10 well infill oil development program • 1H ’11: AXAS - 100%
Canada • 2 horizontal oil wells • 1st well - recovering fluid / producing • 2nd well - recovering fluid / producing • CANAXAS 100%

Business Plan
 ▪ 2011 CapEx: $40 MM
 ▪ oil development
 ▪ Bakken - Prudence
 ▪ Eagle Ford - Acceleration with JV
 ▪ 2010 asset sales: ~$34 MM
 ▪ non-core, predominately non-operated
 ▪ pay down debt & accelerate CapEx
 ▪ Target 50/50 oil/gas production mix
 ▪ Target greater than 90% operated
 ▪ NOL preservation
 ▪ Increase investor interest
 ▪ Increase analyst coverage
 ▪ 4 new equity analyst since year-end ‘09

NASDAQ: AXAS

Appendix

(1) Abraxas estimates
(2) Carry in Blue Eagle JV
(3) 2 additional Bakken wells per 1,280 plus 3 Three Forks wells on half of 1,280’s
	Net Undeveloped Acres	Well Spacing / Acre	Net Locations	Est. Well Cost ($M)	Per Well Reserves (Net MBOE) (1)	Reserve Potential (Net MBOE)	Oil %	D&C Cost ($/BOE)
Bakken	20,000	1,280	15.6	7,000	500	7,813	90%	14.00
Eagle Ford G/C	800	160	5.0	6,000	900	4,500	50%	—	(2)
Eagle Ford Oil	800	160	5.0	6,000	300	1,500	90%	—	(2)
Eagle Ford Gas	500	160	3.1	6,000	900	2,813	0%	6.67
Niobrara HBP	14,000	160	87.5	3,500	250	21,875	90%	14.00
Niobrara Leasehold	1,700	160	10.6	3,500	250	2,656	90%	14.00
Identified Upside (Probable?):
NAV - Appendix 1
	Net Undeveloped Acres	Well Spacing / Acre	Net Locations	Est. Well Cost ($M)	Per Well Reserves (Net MBOE) (1)	Reserve Potential (Net MBOE)	Oil %	D&C Cost ($/BOE)
Bakken	20,000	(3)	54.6	7,000	500	27,300	90%	14.00
Eagle Ford G/C	800	80	5.0	6,000	900	4,500	50%	6.67
Eagle Ford Oil	800	80	5.0	6,000	300	1,500	90%	20.00
Eagle Ford Gas	500	80	3.1	6,000	900	2,813	0%	6.67
Niobrara HBP	14,000	80	87.5	3,500	250	21,875	90%	14.00
Niobrara Leasehold	1,700	80	10.6	3,500	250	2,656	90%	14.00
Resource Upside (Possible?):

NAV - Appendix 2
Excludes identified and resource reserves in West Texas, Alberta Basin Bakken, Alberta, and South Texas (except Eagle Ford)
Asssumptions:
Annual G&A Costs ($MM)
Average Reserve Life (06/10: 15.7 years)
Average D&C Costs ($/BOE) (Identified)
 (Resource)
Average Lifting Costs ($/BOE)
Future Oil Price (Hedged thru 2013 ~$74)
Future Gas Price (Hedged thru 2013 ~$6.40)
Future Production Mix (2009 Gas 65% / Oil
35%)
Blended BOE Price ($/BOE)
$7.0 10 yrs $ 11.46 $ 13.26 $ 17.50 $ 75.00 $ 5.00 50% oil $ 52.50
NAV Calculation:	Developed	Undeveloped	Total Proved Reserves	Identified Reserves	Total 2P Reserves	Resource Reserves	Total 3P Reserves
Revenue per BOE
Less: D&C Cost
Less: Lifting Cost
Operating Netback ($/BOE)
Estimated Reserves (MMBOE)
Potential Future Asset Value ($MM)
PV10 of Future Asset Value ($MM)
10 year Undiscounted G&A ($MM)
Current Bank Revolver ($MM)
	$ 52.50 — 17.50 $ 35.00 14.70	$ 52.50 12.59 17.50 $ 22.41 11.50	$ 52.50 5.53 17.50 $ 29.47 26.20 772.22 457.86 (70.00) (135.00)	$ 66.00 11.46 17.50 $ 37.04 41.16	$ 60.75 9.15 17.50 $ 34.10 67.36 2,296.73 1,237.23 (70.00) (135.00)	$ 67.35 13.26 17.50 $ 36.59 60.64	$ 63.88 11.10 17.50 $ 35.28 128.00 4,515.43 2,599.85 (70.00) (135.00)
Estimated Potential Asset Value ($MM)			$ 252.86		$ 1,032.23		$ 2,394.85
Shares Outstanding (MM)			76.4		76.4		76.4
Estimated Net Asset Value per Share			$ 3.31		$ 13.51		$ 31.35

Rocky Mountain
➢ 7.2 MMBoe of proved reserves
➢ 63% proved developed
➢ 82% crude oil
➢ 1,063 Boepd of production
➢ 19.0 R/P ratio
➢ 900 gross (110 net) producing wells
➢ 66 PUD locations
➢ 90,362 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Unita Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Bakken Play / Three Forks / Sanish
Area of Operations
Overview
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended September 30, 2010

Permian Basin
Permian Basin
➢ 5.6 MMBoe of proved reserves
➢ 66% proved developed
➢ 70% natural gas
➢ 1,254 Boepd of production
➢ 11.9 R/P ratio
➢ 237 gross (158 net) producing wells
➢ 13 PUD locations
➢ 36,064 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
TX
Area of Operations
Overview
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended September 30, 2010

Gulf Coast
Gulf Coast
➢ 9.0 MMBoe of proved reserves
➢ 38% proved developed
➢ 91% natural gas
➢ 1,044 Boepd of production
➢ 24.5 R/P ratio
➢ 74 gross (48 net) producing wells
➢ 17 PUD locations
➢ 11,414 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
TX
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves, well count and acreage as of December 31, 2009
Daily net production for the quarter ended September 30, 2010

NASDAQ: AXAS